SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 13, 2000

HUNTINGTON BANCSHARES INCORPORATED
(Exact Name of Registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Item 5. Other Events.

      On January 13, 2000, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the fourth quarter and year ended December 31, 1999. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

      The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the successful integration of acquired businesses; the nature, extent, and timing of governmental actions and reforms; the risks of Year 2000 disruption; and extended disruption of vital infrastructure.

      Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit 99 — News release of Huntington Bancshares Incorporated, dated January 13, 2000.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2000	HUNTINGTON BANCSHARES INCORPORATED

By: /s/ Anne Creek
Anne Creek, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

99*	News release of Huntington Bancshares Incorporated issued on January 13, 2000.

* Filed with this report.